Fees Summary	May 16, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,050,989,500
Previously Paid Amount	0
Total Fee Amount	160,906.49
Total Offset Amount	0
Net Fee	$ 160,906.49